                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: March 6, 2003



                               KEY COMPONENTS, LLC
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


               Delaware                               333-58675                             04-3425424
       (State of incorporation)                 (Commission File No.)            (IRS Employer Identification No.)

                             200 White Plains Road
                               Tarrytown, NY 10591
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (914) 332-8088


                          KEY COMPONENTS FINANCE CORP.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


               Delaware                              333-58675-01                           14-1805946
       (State of incorporation)                 (Commission File No.)            (IRS Employer Identification No.)

                             200 White Plains Road
                               Tarrytown, NY 10591
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                  Registrant's telephone number: (914) 332-8088

Item 9. Regulation FD Disclosure.

         (a)      Certification by Chief Executive Officer of Annual Report

I, Clay B. Lifflander, Chief Executive Officer of Key Components, LLC and Key Components Finance Corp. (collectively, the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 6, 2003

                                                    /s/ Clay B. Lifflander
                                                    ----------------------------
                                                    Clay B. Lifflander
                                                    Chief Executive Officer



         (b)      Certification by President of Annual Report

I, Robert B. Kay, President of Key Components, LLC and Key Components Finance Corp. (collectively, the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 6, 2003

                                                    /s/ Robert B. Kay
                                                    ----------------------------
                                                    Robert B. Kay
                                                    President

         (c)      Certification by Chief Financial Officer of Annual Report

I, Keith A. McGowan, Chief Financial Officer of Key Components, LLC and Key Components Finance Corp (collectively, the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 6, 2003

                                                    /s/ Keith A. McGowan
                                                    ----------------------------
                                                    Keith A. McGowan
                                                    Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2003


                                                   KEY COMPONENTS, LLC



                                                   By: /s/ Clay B. Lifflander
                                                   -----------------------------
                                                   Name:  Clay B. Lifflander
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)